Exhibit 99.1

AFFILIATE AGREEMENT OF

SOUTHERN NATIONAL BANCORP OF VIRGINIA, INC.

THIS AFFILIATE AGREEMENT (the “Agreement”), dated as of December 13, 2016, is by and among SOUTHERN NATIONAL BANCORP OF VIRGINIA, INC., a Virginia corporation (“SONA”), EASTERN VIRGINIA BANKSHARES, INC., a Virginia corporation (“EVBS”), and the undersigned shareholder of SONA (the “Shareholder”). All terms used herein and not defined herein shall have the meanings assigned thereto in the Merger Agreement (defined below).

WHEREAS, the Boards of Directors of SONA and EVBS have approved a business combination of their companies through the merger (the “Merger”) of EVBS with and into SONA pursuant to the terms and conditions of an Agreement and Plan of Merger, dated as of December 13, 2016, between SONA and EVBS, and a related Plan of Merger (together referred to herein as the “Merger Agreement”);

WHEREAS, the Shareholder is the beneficial or registered owner of, and has the sole power to vote or direct the disposition of the number of shares of common stock, par value $0.01 per share, of SONA (“SONA Common Stock”) set forth opposite the Shareholder’s name on Schedule A hereto (such shares, together with all shares of SONA Common Stock subsequently acquired by the Shareholder during the term of this Agreement and over which such Shareholder has the sole power to vote or direct the disposition, are referred to herein as the “Shares”); and

WHEREAS, as a condition and inducement to EVBS and SONA entering into the Merger Agreement, the Shareholder has agreed to enter into and perform this Agreement.

NOW, THEREFORE, in consideration of the covenants, representations, warranties and agreements set forth herein and in the Merger Agreement, and other good and valuable consideration (including the merger consideration set forth in Article 2 of the Merger Agreement), the receipt and sufficiency of which are acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

1.           Agreement to Vote; Irrevocable Proxy.

(a)          During the term of this Agreement and at such time as SONA conducts the SONA Shareholders Meeting, the Shareholder agrees to vote or cause to be voted all of the Shares, and to cause any holder of record of the Shares to vote all such Shares, in person or by proxy: (i) in favor of the Merger Agreement at the SONA Shareholders Meeting; and (ii) against (A) any Acquisition Proposal, (B) any action, proposal, transaction or agreement which could reasonably be expected to result in a breach of any covenant, representation or warranty or any other obligation or agreement of SONA under the Merger Agreement or of the Shareholder under this Agreement and (C) any action, proposal, transaction or agreement that could reasonably be expected to impede, interfere with, delay, discourage, adversely affect or inhibit the timely consummation of the Merger or the fulfillment of EVBS’s or SONA’s conditions under the Merger Agreement.

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(b)          The Shareholder hereby appoints EVBS and any designee of EVBS, and each of them individually, its proxies and attorneys-in-fact, with full power of substitution and resubstitution, to vote during the term of this Agreement with respect to the Shares in accordance with Section 1(a). This proxy and power of attorney is given to secure the performance of the duties of the Shareholder under this Agreement. The Shareholder shall take such further action or execute such other instruments as may be necessary to effectuate the intent of this proxy. This proxy and power of attorney granted by the Shareholder shall be irrevocable during the term of this Agreement, shall be deemed to be coupled with an interest sufficient in law to support an irrevocable proxy and shall revoke any and all prior proxies granted by the Shareholder with respect to the Shares. The power of attorney granted by the Shareholder herein is a durable power of attorney and shall survive the dissolution, bankruptcy, death or incapacity of the Shareholder. The proxy and power of attorney granted hereunder shall terminate upon the termination of this Agreement.

2.           Representations, Warranties and Covenants of Shareholder.

The Shareholder represents, warrants, covenants and/or agrees as follows:

(a)          Ownership. The Shareholder is the beneficial and registered owner of the Shares as set forth opposite the Shareholder’s name on Schedule A hereto. Except for the Shareholder’s Shares (including shares underlying options to purchase SONA Common Stock set forth on Schedule A hereto), the Shareholder is not the beneficial or registered owner of any other shares of SONA Common Stock or rights to acquire shares of SONA Common Stock and for which Shareholder has sole right and power to vote and/or dispose. For purposes of this Agreement, the term “beneficial ownership” shall be interpreted in accordance with Rule 13d-3 under the Securities Exchange Act of 1934.

(b)          Restrictions on Transfer. During the term of this Agreement, the Shareholder will not sell, pledge, hypothecate, grant a security interest in, transfer or otherwise dispose of or encumber any of the Shares and will not enter into any agreement, arrangement or understanding (other than a proxy for the purpose of voting the Shareholder’s Shares in accordance with Section 1 hereof) which would during that term (i) restrict, (ii) establish a right of first refusal to, or (iii) otherwise relate to, the transfer or voting of the Shares.

(c)          Authority. The Shareholder has full power, authority and legal capacity to enter into, execute and deliver this Agreement and to perform fully the Shareholder’s obligations hereunder (including the proxy described in Section 2(b) hereof). This Agreement has been duly and validly executed and delivered by the Shareholder and constitutes the legal, valid and binding obligation of the Shareholder, enforceable against the Shareholder in accordance with its terms.

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(d)          No Breach. None of the execution and delivery of this Agreement nor the consummation by the Shareholder of the transactions contemplated hereby will result in a violation of, or a default under, or conflict with, any contract, loan and credit arrangements, Liens (as defined in Section 2(e) below), trust, commitment, agreement, understanding, arrangement or restriction of any kind to which the Shareholder is a party or bound or to which the Shares are subject.

(e)          No Liens. The Shares and the certificates representing any of the Shares are now, and at all times during the term of this Agreement, will be, held by the Shareholder, or by a nominee or custodian for the benefit of the Shareholder, free and clear of all pledges, liens, security interests, claims, proxies, voting trusts or agreements, understandings or arrangements or any other encumbrances whatsoever (each, a “Lien”), except for (i) any Liens arising hereunder, and (ii) Liens, if any, which have been disclosed on Schedule B attached hereto.

(f)          Consents and Approvals. The execution and delivery of this Agreement by the Shareholder does not, and the performance by the Shareholder of his or her obligations under this Agreement and the consummation by him or her of the transactions contemplated hereby will not, require the Shareholder to obtain any consent, approval, authorization or permit of, or to make any filing with or notification to, any Governmental Authority.

(g)          Absence of Litigation. There is no suit, action, investigation or proceeding pending or, to the knowledge of the Shareholder, threatened against or affecting the Shareholder or any of his or her affiliates before or by any Governmental Authority that could reasonably be expected to materially impair the ability of the Shareholder to perform his or her obligations hereunder or to consummate the transactions contemplated hereby.

(h)          No Solicitation. During the term of this Agreement, the Shareholder shall not, nor shall he or she permit any investment banker, attorney or other adviser or representative of the Shareholder to, directly or indirectly, (i) solicit, initiate or encourage the submission of any Acquisition Proposal, or (ii) participate in any discussions or negotiations regarding, or furnish to any person any information with respect to, or take any other action to facilitate any inquiries or the making of any proposal that constitutes, or may reasonably be expected to lead to, any Acquisition Proposal.

(i)          Statements. The Shareholder shall not make any statement, written or oral, to the effect that he or she does not support the Merger or that other shareholders of SONA should not support the Merger.

3.           No Prior Proxies.

The Shareholder represents, warrants and covenants that any prior proxies or voting rights previously given in respect of the Shares are revocable, and that any such proxies or voting rights are hereby irrevocably revoked.

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4.           Certain Events.

The Shareholder agrees that this Agreement and the obligations hereunder shall attach to the Shares and shall be binding upon any person or entity to which legal or beneficial ownership of the Shares shall pass, whether by operation of law or otherwise, including the Shareholder’s successors or assigns. In the event of any stock split, stock dividend, merger, exchange, reorganization, recapitalization or other change in the capital structure of SONA affecting the Shares, the number of Shares subject to the terms of this Agreement shall be appropriately adjusted, and this Agreement and the obligations hereunder shall attach to any additional securities of SONA issued to or acquired by the Shareholder.

5.           Capacity; Obligation to Vote.

(a)          Notwithstanding anything in this Agreement to the contrary, in the event that the Board of Directors of SONA is permitted to engage in negotiations or discussions with any person who made an unsolicited bona fide written Acquisition Proposal in accordance with Section 5.5 of the Merger Agreement, the Shareholder shall be permitted, at the request of the Board of Directors of SONA, to respond to inquiries from, and discuss such Acquisition Proposal with, the Board of Directors of SONA. With respect to the terms of this Agreement relating to the Shares, this Agreement relates solely to the capacity of the Shareholder as a shareholder or other beneficial owner of the Shares and is not in any way intended to affect or prevent the exercise by the Shareholder of his or her responsibilities as a director or officer of SONA, including actions permitted to be taken in compliance with Section 5.5 of the Merger Agreement. The term “Shares” shall not include any securities beneficially owned by the Shareholder as a trustee or fiduciary, and this Agreement is not in any way intended to affect the exercise by the Shareholder of his or her fiduciary responsibility in respect of any such securities.

(b)          The parties hereto agree that, notwithstanding the provisions contained in Section 1 hereof, the Shareholder shall not be obligated to vote as required in Section 1 of this Agreement in the event that (i) EVBS is in material default with respect to any covenant, representation, warranty or agreement with respect to it contained in the Merger Agreement, or (ii) SONA is otherwise entitled to terminate the Merger Agreement.

6.           Term; Termination.

The term of this Agreement shall commence on the date hereof. This Agreement shall terminate upon the earliest to occur of (i) the Effective Date and (ii) the termination of the Merger Agreement in accordance with Article 7 of the Merger Agreement. Other than as provided for herein, following the termination of this Agreement, there shall be no further liabilities or obligations hereunder on the part of the Shareholder, SONA or EVBS, or their respective officers or directors, except that nothing in this Section 6 shall relieve any party hereto from any liability for breach of this Agreement before such termination.

7.           Action in Shareholder’s Capacity Only.

The Shareholder, if a director or officer of SONA, does not make any agreement or understanding herein as a director or officer of SONA. The Shareholder signs this Agreement solely in the Shareholder’s capacity as a beneficial owner of the Shares and the SONA Stock Options beneficially owned by the Shareholder, and nothing herein shall limit or affect any actions taken in the Shareholder’s capacity as an officer or director of SONA, including complying with or exercising such the Shareholder’s fiduciary duties as a member of the Board of Directors of SONA.

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8.           Stop Transfer Order.

In furtherance of this Agreement, the Shareholder hereby authorizes and instructs SONA to instruct as soon as practicable after the date hereof SONA’s transfer agent to enter a stop transfer order with respect to all of the Shares for the period from the date hereof through the date this Agreement is terminated in accordance with Section 6 hereof.

9.           Specific Performance.

The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed by the applicable party hereto in accordance with their specific terms or were otherwise breached. Each of the parties hereto shall be entitled to an injunction or injunctions to prevent breaches of this Agreement by the other and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which it is entitled at law or in equity. Each party hereto waives the posting of any bond or security in connection with any proceeding related thereto.

10.         Amendments.

This Agreement may not be modified, amended, altered or supplemented except by execution and delivery of a written agreement by the parties hereto.

11.         Governing Law.

This Agreement shall in all respects be governed by and construed in accordance with the laws of the Commonwealth of Virginia without regard to the conflict of law principles thereof.

12.         Notices.

All notices, requests, claims, demands or other communications hereunder shall be in writing and shall be deemed given when delivered personally, upon receipt of a transmission confirmation if sent by telecopy or like transmission and on the next business day when sent by a reputable overnight courier service as follows: (i) with respect to SONA or EVBS, the applicable address set forth in Section 8.5 of the Merger Agreement, and (ii) with respect to the Shareholder, at the address for the Shareholder shown on the records of SONA.

13.         Benefit of Agreement; Assignment.

(a)          This Agreement shall be binding upon and inure to the benefit of, and shall be enforceable by, the parties hereto and their respective personal representatives, successors and assigns, except that the parties hereto may not transfer or assign any of their respective rights or obligations hereunder without the prior written consent of the other parties.

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(b)          The parties hereto agree and designate EVB and Sonabank as third-party beneficiaries of this Agreement, with EVB and Sonabank each having the right to enforce the terms hereof.

14.         Counterparts.

This Agreement may be executed in one or more counterparts, and by the different parties in separate counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

15.         Severability.

In the event that any provision of this Agreement shall be held invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provisions hereof. Any provision of this Agreement held invalid or unenforceable only in part or degree shall remain in full force and effect to the extent not held invalid or unenforceable. Further, the parties agree that a court of competent jurisdiction may reform any provision of this Agreement held invalid or unenforceable so as to reflect the intended agreement of the parties hereto.

[Signatures on following page]

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IN WITNESS WHEREOF, Southern National Bancorp of Virginia, Inc., Eastern Virginia Bankshares, Inc. and the Shareholder have caused this Agreement to be duly executed as of the date and year first above written.

SOUTHERN NATIONAL BANCORP OF VIRGINIA, INC.

By:
Georgia S. Derrico
Chairman of the Board and Chief Executive Officer

EASTERN VIRGINIA BANKSHARES, INC.

By:
Joe A. Shearin
President and Chief Executive Officer

SHAREHOLDER

[NAME]

[Signature Page to Affiliate Agreement of Southern National Bancorp of Virginia, Inc.]

SCHEDULE A

Number of Shares

Name	Common Stock (including restricted stock)	Vested Options	Unvested Options

Total

SCHEDULE B

Liens